UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2014

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11605 North Community House Road, Suite 600, Charlotte, NC 28277
(Address of principal executive offices) (Zip Code)

704-501-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c)                On May 8, 2014, Carlisle Companies Incorporated (the “Company”) announced that its Board of Directors (the “Board”) elected D. Christian Koch as President and Chief Operating Officer of the Company, effective May 6, 2014.

In connection with Mr. Koch’s promotion, the compensation committee of the Board increased Mr. Koch’s base salary from $575,000 to $750,000 and increased his annual incentive award bonus target from 75% to 85% of his base salary.  In addition, the committee granted Mr. Koch “restricted” shares of the Company’s common stock having a grant date value of $1,125,000.  The restricted shares vest in full on the third anniversary of the grant date, subject to Mr. Koch executing a non-competition agreement prohibiting him from competing with the Company for one year following his termination of employment by the Company.

Mr. Koch, age 49, has served as the Group President of Carlisle Diversified Products since June 2012 and as President of Carlisle Brake & Friction since January 2009.  Previously, Mr. Koch served as President of Carlisle Asia-Pacific from February 2008 to January 2009.

There are no arrangements or understandings between Mr. Koch and any other persons pursuant to which Mr. Koch was elected as President and Chief Operating Officer, nor are there any transactions involving the Company and Mr. Koch that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Koch’s election is filed with this report as Exhibit 99.1.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

(a)                                 On May 6, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”).

(b)                                 At the Annual Meeting, the election of all three of the Company’s nominees for director was approved as follows:

Nominee	For	Withheld	Non-Votes
Robert G. Bohn	76,304,856	13,538,895	5,675,229
Terry D. Growcock	75,695,692	14,148,059	5,675,229
Gregg A. Ostrander	86,511,320	3,332,431	5,675,229

At the Annual Meeting, the Company’s stockholders approved the compensation of the Company’s named executives.  The final results of this advisory vote were as follows:

For	Against	Abstain	Non-Votes
86,067,630	2,494,720	1,281,401	5,675,229

Finally, at the Annual Meeting, the Company’s stockholders approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014 as follows:

For	Against	Abstain
93,686,360	725,877	1,106,743

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date: May 9, 2014	By:	/s/ Steven J. Ford
Steven J. Ford
Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
May 6, 2014	1-9278

CARLISLE COMPANIES INCORPORATED

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release